Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On August 31, 2016, Myriad Genetics, Inc. (“Myriad” or the “Company”) completed the acquisition of privately-held Assurex Health, Inc. (“Assurex”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated August 3, 2016. Pursuant to the terms of the Merger Agreement, Myriad acquired Assurex by means of a reverse triangular merger in which the Merger Subsidiary will merge with and into Assurex, with Assurex surviving the merger as the surviving corporation and a wholly owned subsidiary of Myriad (the “Merger”).

The unaudited pro forma condensed combined balance sheet as of June 30, 2016 and the unaudited pro forma combined statement of income for the year ended June 30, 2016 are based on the historical financial statements of the Company and Assurex after giving effect to the Company’s acquisition of Assurex and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The Company’s fiscal year end is June 30 and Assurex’s fiscal year end is December 31. The unaudited pro forma combined statement of income for the year ended June 30, 2016 combine the Company’s historical results for the fiscal year ended June 30, 2016 with Assurex’s historical results for the calendar six months ended December 31, 2015 plus its results for the calendar six months ended June 30, 2016.

The unaudited pro forma condensed combined balance sheet is presented as if the acquisition of Assurex had occurred on June 30, 2016. The unaudited pro forma combined statement of income for the year ended June 30, 2016 is presented as if the acquisition of Assurex had occurred on July 1, 2015.

The preliminary allocation of the consideration transferred used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. The preliminary allocation of the consideration transferred is subject to potential adjustments related to accounts receivable, the valuations of acquired assets (tangible and intangible), liabilities and the fair value of equipment, non-controlling interest, as well as tax-related matters, including tax basis of acquired assets and liabilities in a foreign jurisdiction. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

The unaudited pro forma condensed combined financial statements, including the notes thereto, do not reflect any potential cost savings or other synergies that could result from the Merger. The Merger will be accounted for using the purchase method of accounting. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results that would have been achieved if the Merger had been consummated on the dates indicated. The pro forma adjustments are based upon information and assumptions available at the time of filing this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company and other financial information pertaining to the Company contained in its Annual Report on Form 10-K for the year ended June 30, 2016, which was filed with the Securities and Exchange Commission (“SEC”) on August 10, 2016, the Company’s subsequent filings with the SEC, and the historical financial statements of Assurex as of December 31, 2014 and 2015 and for the years then ended included as Exhibit 99.1 in this Current Report on Form 8–K/A.

MYRIAD GENETICS, INC.

AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

(In millions)

Year Ended June 30, 2016

ASSETS	Myriad	Assurex	Pro Forma Adjustments	Adjustment	Pro Forma Combined
Current assets:
Cash and cash equivalents	$68.5	$8.4			76.9
Marketable investment securities	90.5	—	(28.8)	A	61.7
Prepaid expenses	18.4	2.1			20.5
Inventory	38.3	2.3			40.6
Trade accounts receivable, less allowance for doubtful	91.7	8.8			100.5
Deferred taxes	—	—			—
Prepaid taxes	3.8	—			3.8
Other receivables	3.3	—			3.3

Total current assets	314.5	21.6	(28.8)		307.3

Property, plant and equipment, net	58.3	0.6			58.9
Long-term marketable investment securities	79.9	—			79.9
Restricted Cash	—	0.4			0.4
Intangibles, net	227.5	3.2	295.6	B	526.3
Goodwill	195.3	—	116.3	C	311.6
Other assets	5.0	—			5.0

Total assets	$880.5	$25.8	383.1		1,289.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$21.1	$5.5			26.6
Accrued liabilities	49.5	12.0			61.5
Short-term Debt	—	—	199.0	D	199.0
Current portion of long-term debt	—	9.9	(9.9)	E	—
Deferred revenue	1.7	—			1.7

Total current liabilities	72.3	27.4	189.1		288.8

Long-term debt, less current portion	—	25.5	(25.5)	E	—
Liability for warrants exercisable into preferred stock	—	0.6	(0.6)	E	—
Unrecognized tax benefits	24.0	—			24.0
Other long-term liabilities	18.2	1.0	130.0	F	149.2
Long-term deferred taxes	17.9	—	66.5	G	84.4

Total liabilities	132.4	54.5	359.5		546.4

Commitments and contingencies
Stockholders’ equity:
Preferred Stock	—	110.6	(110.6)	H	—
Common stock	0.7	0.1	(0.1)	H	0.7
Additional paid-in capital	830.1	11.1	(11.1)	H	830.1
Non-controlling interest	—	(0.1)			(0.1)
Accumulated other comprehensive loss	(9.5)	0.1	(0.1)	H	(9.5)
Accumulated deficit	(73.2)	(150.5)	150.5	H	(73.2)
			(5.0)	I	(5.0)

Total stockholders’ equity	748.1	(28.7)	23.6		743.0

Total liabilities and stockholders’ equity	$880.5	$25.8	383.1		1,289.4

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

MYRIAD GENETICS, INC.

AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Income

(In millions)

Year Ended June 30, 2016

	Myriad	Assurex	Pro Forma Adjustments		Adjustment	Pro Forma Combined
Molecular diagnostic testing	$705.7	$65.9	$			$771.6
Pharmaceutical and clinical services	48.1	—				48.1

Total Revenue	753.8	65.9		—		819.7
Costs and expenses:
Cost of molecular diagnostic testing	132.8	19.8		(1.3)	AA	151.3
Cost of pharmaceutical and clinical services	24.5	—				24.5
Research and development expense	70.6	19.3				89.9
Selling, general and administrative expense	359.1	69.3		24.0	BB	452.4
				(0.6)	AA	(0.6)

Total costs and expenses	587.0	108.4		22.1		717.5

Operating income	166.8	(42.5)		(22.1)		102.2
Other income (expense):
Change in value of warrant	—	0.7		(0.7)	CC	—
Interest income/(expense)	0.9	(3.0)		3.0	DD	0.9
				(0.2)	EE	(0.2)
	—	—		(5.1)	FF	(5.1)
Other	1.2	(2.6)				(1.4)

Total other income (expense)	2.1	(4.9)		(3.0)		(5.8)

Income before income taxes	168.9	(47.4)		(25.1)		96.4
Income tax provision	43.6	—		(18.8)	GG	24.8

Net loss	125.3	(47.4)		(6.3)		71.6
Net loss attributable to non-controlling interest	—	(0.2)				(0.2)

Net Income	$125.3	$(47.2)		$(6.3)		$71.8

Earnings per share:
Basic	$1.79					$1.03
Diluted	$1.71					$0.98
Weighted average shares outstanding:
Basic	70.0					70.0
Diluted	73.4					73.4

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

MYRIAD GENETICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared by Myriad Genetics, Inc. (“Myriad” of the “Company”), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.

The Company accounts for business combinations pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations. In accordance with ASC 805, the Company recognizes separately from goodwill, the identifiable assets acquired, the liabilities assumed, and noncontrolling interests in an acquiree, generally at the acquisition date fair value as defined by ASC 820, Fair Value Measurements and Disclosures. Goodwill as of the acquisition date is measured as the excess of consideration fair value transferred and the net of the identifiable assets acquired and the liabilities assumed at the acquisition date.

The Company has made significant assumptions and estimates in determining the consideration transferred and the preliminary allocation of the consideration transferred in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuation of certain tangible and intangible assets acquired and liabilities assumed in connection with the acquisition related to accounts receivable, the valuations of acquired assets (tangible and intangible), liabilities and the fair value of equipment, non-controlling interest, as well as tax-related matters, including tax basis of acquired assets and liabilities in a foreign jurisdiction. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Assurex acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial statements have been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisitions, (ii) factually supportable, and (iii) with respect to the statements of income, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that the Company may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended June 30, 2016, the Company’s subsequent filings with the Securities and Exchange Commission, and Crescendo’s historical consolidated financial statements and accompanying notes included as Exhibit 99.1 in this Current Report on Form 8–K/A.

NOTE 2. Assurex Health, Inc. Acquisition

On August 31, 2016, the Company completed the acquisition of privately-held Assurex Health. (“Assurex”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated August 3, 2016. Pursuant to the terms of the Merger Agreement, Myriad acquired Assurex by means of a reverse triangular merger in which Assurex survived the merger as the surviving corporation and a wholly-owned subsidiary of Myriad.

MYRIAD GENETICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

Preliminary Allocation of Consideration Transferred

Total consideration transferred was allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their preliminary fair values at the acquisition date as set forth below. The acquisition of Assurex provides the Company access to GeneSight, one of the fastest growing new diagnostic tests , and entry into the neuroscience market, diversifying product revenue and positioning the Company for long-term growth. These factors contributed to consideration transferred in excess of the fair value of Assurex’s net tangible and intangible assets acquired, resulting in the Company recording goodwill in connection with the transaction. Management estimated the fair values of tangible and intangible asset and liabilities in accordance with the applicable accounting guidance for business combinations and utilized the services of third-party valuation specialists. The preliminary allocation of the consideration transferred is subject to potential adjustments related to accounts receivable, the valuations of acquired assets (tangible and intangible), liabilities and the fair value of equipment, non-controlling interest, as well as tax-related matters, including tax basis of acquired assets and liabilities in a foreign jurisdiction that could have a material impact on the consolidated financial statements. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

The Company’s preliminary allocation of consideration transferred for Assurex is as follows (in thousands):

Estimated Fair Value
Asset Acquired	$18.5
Intangible assets	298.8
Goodwill	116.3
Deferred Tax Liability	(66.5)
Other Liabilities Assumed	(18.6)

Total fair value purchase price	$348.5

Less: Contingent consideration	(130.0)
Less: Cash acquired	(5.5)

Total cash consideration transferred	$213.0

NOTE 3. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined balance sheet and statements of income give effect to the following pro forma adjustments:

(A)	Reflects adjustment to record the cash consideration transferred to the former Assurex security holders net of cash used from Myriad’s term loan (as described in (D) below). Also includes payment of estimated transaction costs of $5.0 related to the Assurex acquisition and the payment of $9.8 for professional fees, bonuses, and severance costs upon closing of the transaction.

MYRIAD GENETICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(B)	Reflects adjustments to the historical intangible assets acquired by the Company to their estimated fair value. As part of the preliminary valuation analysis, the Company identified intangible assets, including technology, database, and internally developed software. The fair value of identifiable intangible assets is determined primarily using the “income approach,” which requires a forecast of all of the expected future cash flows.

The following table summarizes the estimated fair values of the identifiable intangible assets acquired, their useful lives, and method of amortization (in millions):

	Estimated Fair Value	Estimated Useful Life (Years)	Annual Amortization Expense
Developed Technology	$256.5	17	$15.1
Database	39.1	5	7.8
Internally Developed Software	3.2	3	1.1

Total assets acquired	$298.8		$24.0

(C)	Reflects adjustment to record goodwill.

(D)	Reflects adjustment to record Myriad’s term loan issued to finance the acquisition, less $1.0 in debt issuance costs incurred to obtain the loan. The obligation is classified as current debt based on its term of one year. See (FF) below for amortization of these issuance costs.

(E)	Reflects adjustments to eliminate debt not assumed in connection with the acquisition.

(F)	Reflects adjustment to record fair value of contingent consideration of the acquisition. The $130.0 contingent consideration represents the fair value of two potential performance-based milestones with maximum payment amounts totaling $185.0. The fair value of the performance-based milestones was determined by using the Monte Carlo method.

(G)	Reflects adjustment to record deferred tax assets and liabilities resulting from the acquisition. This adjustments includes the elimination of $43.1 in deferred tax asset valuation allowance and recording $109.6 in deferred tax liabilities as a result of the intangibles assets recorded in connection with the acquisition. The income tax benefit related to the reduction of its valuation allowance of $43.1 is not included in the pro forma income statement because it will not have a continuing impact.

(H)	Reflects adjustments to eliminate historical stockholders’ equity.

(I)	Reflects adjustment to record non-recurring transaction costs incurred by the Company in connection with the acquisition.

(AA)	Reflects adjustment to record the difference between Assurex’s historical depreciation expense and the estimated depreciation expense based upon the re-measurement of the related property and equipment to fair value, reclassification of $3.2 of internally developed software to intangibles, and to conform to Myriad’s accounting policies as if the acquisition had occurred on July 1, 2015.

MYRIAD GENETICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(BB)	Reflects adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition had occurred on July 1, 2015.

(CC)	Reflects adjustment to eliminate the fair value of Assurex’s warrant liabilities.

(DD)	Reflects adjustment to eliminate interest expense and amortization of debt issuance costs related to the debt not assumed in connection with the acquisition.

(EE)	Reflects estimate of forgone interest income on investment securities from the cash consideration transferred for the purchase of Assurex.

(FF)	Reflects adjustment to recognize interest expense and amortization of debt issuance costs related to the term loan issued in connection with the acquisition. Adjustment assumes loan was obtained on July 1, 2015 and was outstanding for the entire year ended June 30, 2016. The interest rate assumed in preparing these pro forma financial statements is 2.06%.

(GG)	As explained in (G), the acquisition of Assurex will result in the reversal of valuation allowance. As a result, the combined entity will benefit from the reduction in taxable income. This adjustment reflects the estimated tax benefit that would have been recognized as a result of the assumed reduction of taxable income, using a tax rate of 35% plus a blended statutory rate of 3%.